United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008

NGP Capital Resources Company
(Exact name of registrant as specified in its charter)

Maryland	814-00672	20-1371499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney Street, Suite 2975, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 752-0062

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 13, 2008, the Registrant issued a press release (the "Press Release") announcing, its financial results for the fourth quarter and full year of 2007. The text of the Press Release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

c.    Exhibits

      99.1     Press Release dated March 13, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGP Capital Resources Company
Date: March 13, 2008	By: /s/ STEPHEN K. GARDNER Stephen K. Gardner Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number     Description

99.1          Press Release dated March 13, 2008.